Exhibit 24

Power of Attorney
KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Frank A. Ruperto and Michael R. Herman, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Advanced Materials Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2016, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	January 10, 2017	/s/ CHARLES E. ADAIR
Charles E. Adair

Exhibit 24

Power of Attorney
KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Frank A. Ruperto and Michael R. Herman, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Advanced Materials Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2016, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	January 12, 2017	/s/ DE LYLE W. BLOOMQUIST
De Lyle W. Bloomquist

Exhibit 24

Power of Attorney
KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Frank A. Ruperto and Michael R. Herman, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Advanced Materials Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2016, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	January 10, 2017	/s/ C. DAVID BROWN, II
C. David Brown, II

Exhibit 24

Power of Attorney
KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Frank A. Ruperto and Michael R. Herman, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Advanced Materials Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2016, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	January 10, 2017	/s/ MARK E. GAUMOND
Mark E. Gaumond

Exhibit 24

Power of Attorney
KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Frank A. Ruperto and Michael R. Herman, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Advanced Materials Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2016, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	January 9, 2017	/s/ JAMES F. KIRSCH
James F. Kirsch

Exhibit 24

Power of Attorney
KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Frank A. Ruperto and Michael R. Herman, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Advanced Materials Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2016, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	January 11, 2017	/s/ THOMAS I. MORGAN
Thomas I. Morgan

Exhibit 24

Power of Attorney
KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Frank A. Ruperto and Michael R. Herman, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Advanced Materials Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2016, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	January 16, 2017	/s/ LISA M. PALUMBO
Lisa M. Palumbo

Exhibit 24

Power of Attorney
KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Frank A. Ruperto and Michael R. Herman, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Advanced Materials Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2016, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	January 11, 2017	/s/ RONALD TOWNSEND
Ronald Townsend